UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.
Reaves Utility Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 – January 31, 2016

Item 1. Schedule of Investments.

REAVES UTILITY INCOME FUND
STATEMENT OF INVESTMENTS
January 31, 2016 (Unaudited)

	SHARES	VALUE
CLOSED END FUNDS 0.03%
Source Capital, Inc.	4,500	$289,395

TOTAL CLOSED END FUNDS
(Cost $289,409)		289,395

COMMON STOCKS 124.34%
Diversified Telecommunication Services 17.41%
AT&T, Inc.(1)	1,120,000	40,387,200
BCE, Inc.(1)	990,000	39,897,000
BT Group PLC	1,400,000	9,672,081
BT Group PLC - Sponsored ADR	80,000	2,788,800
CenturyLink, Inc.	30,000	762,600
Frontier Communications Corp.	210,000	955,500
Level 3 Communications, Inc.*(1)(2)	315,000	15,375,150
TELUS Corp., Canadian Shares	230,000	6,398,101
Verizon Communications, Inc.(1)(2)	1,140,000	56,965,800
		173,202,232

Electric Utilities 33.17%
American Electric Power Co., Inc.	70,000	4,267,900
Avangrid, Inc.*	197,500	7,593,875
Duke Energy Corp.	399,999	30,119,925
Edison International(1)(2)	306,000	18,910,800
Eversource Energy(1)	585,000	31,473,000
ITC Holdings Corp.(1)(2)	1,765,000	70,423,500
NextEra Energy Partners LP	60,000	1,619,400
NextEra Energy, Inc.(1)(2)	670,000	74,845,700
Pinnacle West Capital Corp.(1)	508,000	33,685,480
PPL Corp.(1)(2)	880,000	30,852,800
The Southern Co.(1)	535,000	26,172,200
		329,964,580

Food Products 2.90%
The Kraft Heinz Co.(1)(2)	370,000	28,882,200

Gas Utilities 0.62%
Questar Corp.	190,000	3,874,100
South Jersey Industries, Inc.	90,000	2,237,400
		6,111,500

Independent Power and Renewable Electricity Producers 0.17%
Pattern Energy Group, Inc.	90,000	1,705,500

	SHARES	VALUE
Media 10.52%
Charter Communications, Inc., Class A(1)(2)(3)	180,000	$30,844,800
Comcast Corp., Class A(1)(2)	429,000	23,899,590
Liberty Global PLC, Class A*	90,000	3,096,900
Time Warner Cable, Inc.(1)	257,500	46,867,575
		104,708,865

Multi-Utilities 34.85%
Ameren Corp.	30,000	1,347,600
CMS Energy Corp.	190,000	7,387,200
Dominion Resources, Inc.(1)	725,000	52,323,250
DTE Energy Co.(1)(2)	815,000	69,283,150
Infraestructura Energetica Nova SAB de CV	575,000	2,257,488
National Grid PLC	350,000	4,916,333
National Grid PLC - Sponsored ADR(1)(2)	538,000	38,095,780
NiSource, Inc.(1)	820,000	17,228,200
PG&E Corp.	135,000	7,412,850
SCANA Corp.(1)	910,000	57,284,500
Sempra Energy(1)	505,000	47,848,750
WEC Energy Group, Inc.(1)	749,000	41,367,270
		346,752,371

Oil, Gas & Consumable Fuels 6.93%
Chevron Corp.	112,500	9,727,875
Columbia Pipeline Group, Inc.(1)	710,000	13,170,500
Devon Energy Corp.	75,000	2,092,500
Exxon Mobil Corp.	30,000	2,335,500
Occidental Petroleum Corp.	110,000	7,571,300
Royal Dutch Shell PLC, Class A	200,000	4,325,997
Royal Dutch Shell PLC, Class A - Sponsored ADR(1)(2)	360,000	15,814,800
The Williams Cos., Inc.(1)	720,000	13,896,000
		68,934,472

Real Estate Investment Trusts (REITS) 5.00%
American Tower Corp.	240,000	22,641,600
Annaly Capital Management, Inc.	1,760,000	16,720,000
Crown Castle International Corp.(1)	120,000	10,344,000
		49,705,600

Road & Rail 3.76%
Union Pacific Corp.(1)(2)	519,000	37,368,000

Water Utilities 5.61%
American Water Works Co., Inc.(1)	819,000	53,161,290
Aqua America, Inc.	85,000	2,680,050
		55,841,340

	SHARES	VALUE
Wireless Telecommunication Services 3.40%
T-Mobile US, Inc.*(1)(2)	632,000	$25,374,800
Vodafone Group PLC - Sponsored ADR	264,411	8,514,034
		33,888,834

TOTAL COMMON STOCKS
(Cost $976,541,179)		1,237,065,494

PREFERRED STOCKS 0.07%
Electric Utilities 0.07%
Entergy Mississippi, Inc., 6.250%	10,000	253,000
Entergy New Orleans, Inc., 4.360%	4,500	444,938
		697,938

TOTAL PREFERRED STOCKS
(Cost $548,125)		697,938

LIMITED PARTNERSHIPS 3.67%
Oil, Gas & Consumable Fuels 3.67%
Bastion Energy LLC (Anglo Dutch)*(4)(5)		6,625,085
Enbridge Energy Partners LP	150,000	2,739,000
Enterprise Products Partners LP	950,000	22,714,500
MPLX LP	65,400	2,012,358
Talara Opportunities II, LP*(4)(5)(6)		2,431,161
		36,522,104

TOTAL LIMITED PARTNERSHIPS
(Cost $34,162,522)		36,522,104

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.17%
Diversified Telecommunication Services 0.17%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$2,000,000	1,675,000

TOTAL CORPORATE BONDS
(Cost $1,899,278)			1,675,000

	SHARES	VALUE
MUTUAL FUNDS 0.31%
Loomis Sayles Institutional High Income Fund	548,386	$3,092,897

TOTAL MUTUAL FUNDS
(Cost $4,000,000)		3,092,897

MONEY MARKET FUNDS 4.03%
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.139% (7-Day Yield)	1,783	1,783
Federated Treasury Obligations Money Market Fund, 0.135% (7-Day Yield)	40,089,413	40,089,413
		40,091,196
TOTAL MONEY MARKET FUNDS
(Cost $40,091,196)		40,091,196

TOTAL INVESTMENTS - 132.62%
(Cost $1,057,531,709)		$1,319,434,024

LEVERAGE FACILITY - (32.16%)		(320,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.46%)		(4,519,691)

NET ASSETS - 100.00%		$994,914,333

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of January 31, 2016. (See Note 3)
(2)	Loaned security; a portion or all of the security is on loan at January 31, 2016. (See Note 3)
(3)	This security is marked to cover the unfunded commitment.
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 4)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments
January 31, 2016 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purposes of the 1940 Act. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third‐party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker‐dealers that make a market in the security. Investments in non‐exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of January 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed End Funds	$289,395	$–	$–	$289,395
Common Stocks	1,237,065,494	–	–	1,237,065,494
Preferred Stocks	–	697,938	–	697,938
Limited Partnerships	27,465,858	–	9,056,246	36,522,104
Corporate Bonds	–	1,675,000	–	1,675,000
Mutual Funds	3,092,897	–	–	3,092,897
Money Market Funds	40,091,196	–	–	40,091,196
Total	$1,308,004,840	$2,372,938	$9,056,246	$1,319,434,024

*	See Statement of Investments for industry classifications.

During the three months ended January 31, 2016, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2015	Return of capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfer in and/or (out) of Level 3	Balance as of 1/31/2016	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 1/31/2016
Limited Partnerships	$9,431,161	$(374,915)	$-	$-	$-	$-	$9,056,246	$-
Total	$9,431,161	$(374,915)	$-	$-	$-	$-	$9,056,246	$-

The table below provides additional information about the Level 3 fair value measurements as of January 31, 2016:

Investment Type	Fair Value as of 1/31/2016	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$6,625,085	Purchase Cost	Purchase Cost	$6,625,085
Limited Partnership	2,431,161	Adjusted Purchase Cost	Liquidity Discount	40%
Total	$9,056,246

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Cost	Increase	Decrease
Liquidity Discount	Decrease	Increase

Commitments for Contingencies: As of January 31, 2016, the Fund has an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the three months ended January 31, 2016, the Fund had no outstanding forward foreign currency contracts.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. UNREALIZED APPRECIATION / (DEPRECIATION)

As of January 31, 2016, net unrealized appreciation/(depreciation) of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$312,491,787
Gross depreciation (excess of tax cost over value)	(33,099,005)
Net unrealized appreciation	279,392,782
Cost of investments for income tax purposes	$1,040,041,242

3. BORROWINGS

The Fund has entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $320,000,000 (“Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the current Agreement, BNP is permitted, with 270 days advance notice, to reduce or call the entire Maximum Commitment. The Fund may terminate the Agreement with 270 days advance, written, notice. The Agreement allows for fixed rate borrowing in the amount of $247,500,000 and variable rate borrowing in the amount of $72,500,000. Interest on the fixed rate borrowing (the “Fixed Commitment”) is at a rate of 1.7512%. Interest on the variable rate borrowing is charged at the one month LIBOR (London Inter‐bank Offered Rate) plus 0.80% on the amount borrowed (the “Variable Commitment”). If applicable, interest is charged at a rate of 0.70% on the amount of the undrawn Maximum Commitment.

For the three months ended January 31, 2016, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $247,500,000 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.23%. The interest rate applicable to the Variable Commitment on January 31, 2016 was 1.23%. As of January 31, 2016, the amount of outstanding borrowings was $320,000,000 and the amount of pledged collateral was $734,956,934.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of January 31, 2016, the value of securities on loan was $298,526,276.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the three months ended January 31, 2016.

4. RESTRICTED SECURITIES

As of January 31, 2016, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of January 31, 2016 were as follows:

				Market Value
			Market	as Percentage
Description	Acquisition Date	Cost	Value	of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$6,625,085	$6,625,085	0.67%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,051,936	2,431,161	0.24%
TOTAL		$10,677,021	$9,056,246	0.91%

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	March 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	March 28, 2016

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (principal financial officer)

Date:	March 28, 2016